UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2007

                       Morgan Stanley Charter Graham L.P.
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            (Exact Name of Registrant as Specified in its Charter)

        Delaware                       0-25603                13-4018068
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)

c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor,
New York, NY                                                      10036
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 296-6846

c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor,
 New York, NY 10017
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On July 19, 2007, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), amended the Request for Redemption Form used in connection with redemption of units of the Registrant and the Additional Subscription Agreement Update Form used in connection with subscription for additional units of the Registrant to reflect the new address of the General Partner, to which these forms are submitted.

Item 9.01  Financial Statements and Exhibits.

   (d) Exhibits.

      Exhibit Number    Description
      --------------    -----------

      3.01 Specimen Form of Request for Redemption (replacing Annex A to the Form of Amended and Restated Limited Partnership Agreement of the registrant).

      10.09 Specimen Form of Additional Subscription Agreement Update Form to be executed by purchasers of units.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORGAN STANLEY CHARTER GRAHAM L.P.

Date:  July 19, 2007             By:   Demeter Management Corporation
                                       as General Partner

                                       /s/ Walter Davis
                                 ------------------------------------------
                                 Name:   Walter Davis
                                 Title:  President